SCHEDULE 14A
                         (RULE 14A-101)
             INFORMATION REQUIRED IN PROXY STATEMENT
                    SCHEDULE 14A INFORMATION
   PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                      EXCHANGE ACT OF 1934

Filed by the Registrant  [X]

Filed by a Party other than the Registrant   [__]

Check the appropriate box:

[X]   Preliminary Proxy Statement                 [__]  Confidential, For Use of
                                                        the Commission Only
                                                        (as permitted by Rule
                                                        14a-6(e)(2)
[  ] Definitive Proxy Statement

[  ] Definitive Additional Materials

[  ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

               AMERICAN ASSET ADVISERS TRUST, INC.
        (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

  (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE
                           REGISTRANT)

Payment of Filing Fee (Check the appropriate box):

[  ]       No fee required.

[  ]       Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
           0-11.

      (1) Title of each class of securities to which transaction applies: Common Stock, $.01 par value, of American Asset Advisers Trust, Inc. (the "Common Stock").

      (2) Aggregate number of securities to which transaction applies: up to 900,000 shares of Common Stock.

      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): Pursuant to Rules 14a-6(i)(1) and 0-11(a)(4) and (c)(1) under the Exchange Act, a fee of $92.88 has been paid herewith, which is equal to 1/50th of 1% of the book value of all of the outstanding shares of American Asset Advisers Realty Corporation as of September 30, 1997.

      (4) Proposed maximum aggregate value of transaction: $464,416

      (5) Total fee paid: $92.88

[X]       Fee paid previously with preliminary materials:

[  ]      Check box if any part of the fee is offset as provided by
          Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

      (1) Amount previously paid:

      (2) Form, Schedule or Registration Statement no.:

      (3) Filing Party:

      (4) Date Filed: